Exhibit 99.4

Scilex Holding Company

FREQUENTLY ASKED QUESTIONS
REGARDING THE Dream Bowl Meme Coin I DIVIDEND

This FAQ addresses details of the distribution of the Dream Bowl Meme Coin I tokens to certain record holders of common stock and certain other equity securities of Scilex Holding Company (the “Company”), including the record date, payment date, distribution ratio, opt-in and digital wallet requirements.

Q:	What is the distribution of Dream Bowl Meme Coin I tokens to certain holders of Company equity securities?
A:

On April 20, 2026, the Company announced that its board of directors (the “Board”) declared a dividend (“Dividend”) of five (5) Dream Bowl Meme Coin I tokens (such tokens, the “Dream Bowl Tokens”) for each one (1) share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), held or deemed to be held by certain Company equityholders for purposes of the Dividend pursuant to certain contractual rights of the holders of the following equity securities of the Company, in each case as of the close of business on the Record Date (as defined below):

(i)
Common Stock (“Record Common Holders”),
(ii)
certain warrants to purchase Common Stock that have not been exercised and settled prior to the Record Date (and which have the right to participate in the Dividend pursuant to the terms of their respective warrants, other than, for the avoidance of doubt, any of our publicly traded warrants to purchase Common Stock with an exercise price of $11.50 per share (or $402.50 on a post-reverse stock split basis)) (such warrants, the “Record Warrants” and such record holders, the “Record Warrant Holders”),
(iii)
certain Tranche B senior secured convertible notes of the Company that have not been converted and settled prior to the Record Date (and which have the right to participate in the Dividend pursuant to the terms of their respective notes) (such notes, the “Record Notes” and such record holders, the “Record Note Holders”), and
(iv)
the Company’s Series A Preferred Stock, par value $0.0001 per share (such stock, the “Series A Preferred Stock” and such record holder, the “Record Preferred Holder” and together with the Record Common Holders, the Record Warrant Holders and the Record Note Holders, the “Record Holders”).

The preceding Company securities held by the Record Holders as of the Record Date are collectively referred to herein as the “Securities”.

Q:	What is the Dream Bowl Token?
A:

The Dream Bowl Token is a digital collectible intended solely for personal, non-commercial use. The Dream Bowl Token does not in and of itself: (a) represent or confer any equity, voting, dividend, profit-sharing, or ownership rights in the Company or any other entity; (b) provide any right to receive monetary payments, distributions, or appreciation; or (c) create any expectation of profit or reliance on the managerial or entrepreneurial efforts of the Company or others. The Dream Bowl Token is not designed or intended to function as an investment, currency, or financial product, and it is not being offered, sold, or distributed for fundraising or capital-raising purposes. Use of the Dream Bowl Token is limited to entertainment, event-access, and digital-collectible functions. Any transferability features are provided solely to support personal digital item portability and not to facilitate or imply investment or speculative use.

Q:	What is the Record Date for the Dividend to the Record Holders?

A:

The record date for determining the Record Holders who are entitled to receive Dream Bowl Tokens was April 30, 2026 (the “Record Date”), subject to the right of the Board to change the Record Date to a later date.

Q:	What is the Payment Date for the Dream Bowl Tokens to be Distributed to Record Holders?
A:

The Dividend will be paid beginning on May 26, 2026 (“Payment Date”), subject to the right of the Board to change the Payment Date to a later date or to revoke the Dividend entirely prior to the Payment Date.

Q:	Can the Board revoke the Dividend to Record Holders?
A:	Yes, the Board has the right to revoke the Dividend prior to the Payment Date.

Q:	How will I know if the Board changes the Record Date or Payment Date or otherwise revokes the Dividend to Record Holders?
A:

If the Board changes the Record Date or Payment Date or otherwise revokes the Dividend to Record Holders prior to the Payment Date, the Company will file a Current Report on Form 8-K with the Securities and Exchange Commission to announce such changes or revocation.

Q:	Will I receive Dream Bowl Tokens if I am a Record Holder?
A:

If you are a Record Holder, meaning you held Securities as of the close of business on the Record Date, you are entitled to receive Dream Bowl Tokens, subject to your having:

(i)
a digital wallet with Datavault AI Inc. (“Datavault”) into which Dream Bowl Tokens can be delivered on or after the Payment Date (please note that the Record Holder’s opt-in email address must match the email address associated with their Datavault wallet); and
(ii)
elected to receive the Dividend by completing, duly executing, and submitting an Opt-In Agreement to Alliance Advisors, the Company’s Information Agent (the “Information Agent”), in which, among other things, you will be required to provide a valid and accurate Datavault digital wallet address for the Company to transfer the Dream Bowl Tokens.

If you do not already have a digital wallet with Datavault, instructions on how to set up a digital wallet with Datavault can be found at www.SCLXdreambowl1coin.com (the “Dividend Website”).

You may initiate your election to receive your portion of the Dividend by completing, executing and submitting the Opt-In Agreement, which can be accessed at the Dividend Website. Once you have printed and executed the Opt-In Agreement, you will need to upload the completed and executed agreement via a secure link on the Dividend Website under the field “Upload Your Opt-In Agreement”.

Q:	How many Dream Bowl Tokens will I receive if I am a Record Holder?
A:

If you are a Record Common Holder, then you will receive five (5) Dream Bowl Tokens for each one (1) share of Common Stock held by you as of the close of business on the Record Date.

If you are a Record Warrant Holder, Record Note Holder or Record Preferred Holder, you will receive five (5) Dream Bowl Tokens for each one (1) share of Common Stock underlying the applicable Securities held by you as of the close of business on the Record Date, as determined pursuant to the terms of the applicable Security you hold.

Q:	How do I know if I am a Record Common Holder?

A:

Stockholder of Record: Shares Registered in Your Name

If, at the close of business on April 30, 2026, your shares of Common Stock were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company (“CST”), then you are the stockholder of record for these shares and a Record Common Holder.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, at the close of business on April 30, 2026, your shares of Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”, and the organization holding your account is considered the stockholder of record, or the Record Common Holder, for purposes of the Dividend.

Q:	What information was distributed to the Record Common Holders in connection with the Dividend?
A:

Stockholder of Record: Shares Registered in Your Name

If, at the close of business on April 30, 2026, your shares of Common Stock were registered directly in your name with CST, then the Information Agent, on the Company’s behalf, mailed a letter to your address on record with CST describing the Dividend and informing you about the process of electing to receive your portion of the Dividend by having or setting up your digital wallet and uploading your completed, executed Opt-In Agreement by navigating to the Dividend Website.

On the Dividend Website, you will find, among other information, the following (collectively, with this letter, the “Dividend Materials”):

(i)
These FAQs regarding the Dividend.
(ii)
Instructions for setting up a digital wallet with Datavault (if you don’t already have a digital wallet with Datavault).
(iii)
A form of Opt-In Agreement to be completed and executed by you and submitted to the Information Agent by uploading the completed and executed agreement via a secure link on the Dividend Website under the field “Upload Your Opt-In Agreement”.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, at the close of business on April 30, 2026, your shares of Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”, and the organization holding your account is considered the stockholder of record, or the Record Common Holder, for purposes of the Dividend.

As a Record Common Holder, your brokerage firm, bank, dealer or other similar organization should have received the cover letter from the Company and will be responsible for distributing such cover letter to you.

Please visit the Dividend Website at www.SCLXdreambowl1coin.com or contact the Information Agent by phone or email at:

Alliance Advisors

Telephone Number: 1-866-206-7441 (or 1-315-658-0069 for international holders)

Email Address: SCLX@allianceadvisors.com

to coordinate as necessary with your brokerage firm, bank, dealer or other similar organization.

Q:	How do I know if I am a Record Warrant Holder, Record Note Holder or Record Preferred Holder
A:

If, at the close of business on April 30, 2026, you held Record Warrants, Record Notes and/or Series A Preferred Stock, such securities were registered directly in your name with the Company and you are the holder of record for such securities and therefore a Record Warrant Holder, Record Note Holder and/or Record Preferred Holder, as applicable, you are entitled to participate in the Dividend.

Record Warrants

Based on the books and records of the Company, the following warrants to purchase Common Stock have the right to participate in the Dividend pursuant to their respective terms:

(i)
Common Stock Purchase Warrants, issued March 5, 2024;
(ii)
Common Stock Purchase Warrants, issued April 25, 2024;
(iii)
Common Stock Purchase Warrant, issued June 18, 2024;
(iv)
Common Stock Purchase Warrants, issued December 13, 2024;
(v)
Warrants to Purchase Common Stock, issued October 8, 2024;
(vi)
Warrants to Purchase Common Stock, issued September 30, 2025;
(vii)
Common Stock Purchase Warrants, issued November 25, 2025; and
(viii)
Warrants to Purchase Common Stock, issued February 19, 2026.

Record Notes

Based on the books and records of the Company, certain Tranche B senior secured convertible notes of the Company are issued and outstanding as of the Record Date, have not been converted and settled and the holders thereof are entitled to participate in the Dividend pursuant to the terms of their respective notes.

Series A Preferred Stock

Based on the books and records of the Company, 29,057,097 shares of Series A Preferred Stock are issued and outstanding as of the Record Date, and are entitled to participate in the Dividend on a deemed as-converted to Common Stock basis pursuant to the terms of the Certificate of Designations of the Company for such preferred stock. The Series A Preferred Stock is currently deemed to be convertible into an aggregate of 848,106 shares of Common Stock under the terms of the Certificate of Designations of the Company for such preferred stock.

Q:	What information was distributed to the Record Warrant Holders, Record Note Holders and Record Preferred Holder in connection with the Dividend?
A:

If, at the close of business on April 30, 2026, you held Record Warrants, Record Notes and/or Series A Preferred Stock, then such securities were registered directly in your name with the Company (and not with the Company’s transfer agent), and the Information Agent, on the Company’s behalf, mailed a letter to your address on record with the Company describing the Dividend and informing you about the process of electing to receive your portion of the Dividend by setting up your digital wallet with Datavault (if you don’t already have one) and uploading your completed, executed Opt-In Agreement by navigating to the Dividend Website at www.SCLXdreambowl1coin.com.

Q:	What if I hold Record Warrants that have not been exercised in full or are otherwise subject to limitations on participating in the Dividend, in each case, as of the Record Date and/or Payment Date?
A:

The portion of the Dividend with respect to the unexercised portion of Record Warrants that have not been exercised in full shall be distributed on the same basis as the Dividend is made to Record Common Holders.

Q:

What if I am a holder of Securities and did not receive a letter from the Company describing the Dividend and informing me about the process of electing to receive my portion of the Dividend or I have questions about how to receive the Dream Bowl Tokens?

A:

Stockholder of Record: Shares Registered in Your Name

To obtain a copy of the letter from the Company, or if you have questions about such letter, the Dividend Website, and/or how to receive the Dream Bowl Tokens or, subject to having completed and executed the Opt-In Agreement and having a digital wallet with Datavault, to check on the status of the deposit of your

Dream Bowl Tokens in your digital wallet from and after the Payment Date, please visit the Dividend Website at www.SCLXdreambowl1coin.com or contact the Information Agent by phone or email at:

Alliance Advisors

Telephone Number: 1-866-206-7441 (or 1-315-658-0069 for international holders)

Email Address: SCLX@allianceadvisors.com

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If you hold your shares in “street name” through a brokerage firm, bank, dealer or other similar organization, that organization received the cover letter with respect to all Common Stock held by its customers; please visit the Dividend Website at www.SCLXdreambowl1coin.com or contact the Information Agent by phone or email at:

Alliance Advisors

Telephone Number: 1-866-206-7441 (or 1-315-658-0069 for international holders)

Email Address: SCLX@allianceadvisors.com

to coordinate as necessary with your brokerage firm, bank, dealer or other similar organization.

Record Warrant Holder, Record Note Holder and Record Preferred Holder

To obtain a copy of the letter from the Company, or if you have questions about such letter, the Dividend Website, and/or how to receive the Dream Bowl Tokens or, subject to having completed and executed the Opt-In Agreement and having a digital wallet with Datavault, to check on the status of the deposit of your Dream Bowl Tokens in your digital wallet from and after the Payment Date, please visit the Dividend Website at www.SCLXdreambowl1coin.com or contact the Information Agent by phone or email at:

Alliance Advisors

Telephone Number: 1-866-206-7441 (or 1-315-658-0069 for international holders)

Email Address: SCLX@allianceadvisors.com

Q:	Can I obtain, complete and submit the relevant Dividend Materials online?
A:

Yes. In the cover letter that was mailed by the Company, there is a QR Code that you may scan to obtain access to the Dividend Website hosted by the Information Agent, where you can obtain a copy of the Dividend Materials and instructions on how to complete and submit your Opt-In Agreement and, if you don’t already have one, set up a digital wallet with Datavault. Please note that your opt-in email address must match the email address associated with your Datavault wallet.

You must initiate the process of electing to receive your portion of the Dividend by setting up your digital wallet with Datavault (unless you already have one) and completing the Opt-In Agreement by navigating to the Dividend Website at www.SCLXdreambowl1coin.com. On the Dividend Website, you can view and download the Dividend Materials, set up a digital wallet with Datavault, and print, complete and submit your Opt-In Agreement.

Q:	Why am I being asked to have a digital wallet with Datavault to receive the Dream Bowl Tokens?
A:

The Dream Bowl Tokens are a digital asset and can only be held in a digital wallet. It is a condition to the receipt of the Dream Bowl Tokens in the Dividend that you have a digital wallet hosted by Datavault.

If you don’t already have a digital wallet with Datavault, instructions for opening a digital wallet with Datavault can be found on the Dividend Website at www.SCLXdreambowl1coin.com.

Q:	If I have an existing digital wallet with Datavault, will I be required to create a new digital wallet to participate in the Dividend?

A:	No.

Q:	Why am I being asked to execute and deliver an Opt-In Agreement?
A:

Execution of the Opt-In Agreement is also a condition to the receipt of the Dream Bowl Tokens.

By executing an Opt-In Agreement, you are, among other things, agreeing to the payment conditions set forth therein, and acknowledging that you understand the process for receiving the Dream Bowl Tokens, that the Board can change the Record Date, Payment Date or revoke the Dividend, and that the Dream Bowl Tokens may not have or maintain any value.

If you hold your shares in “street name” through a brokerage firm, bank, dealer or other similar organization, then, in connection with your execution and delivery of the Opt-In Agreement, (a) the Company may require additional documentation to verify the number of shares of Common Stock you hold, including the delivery of a copy of your brokerage statement as of the Record Date (or a full monthly statement for April 2026) or other certification regarding your holdings of Common Stock as of the Record Date, (b) you will need to authorize the Company and the Information Agent to contact your brokerage firm, bank, dealer or other similar organization for purposes of verifying your holdings, and (c) you will be required to indemnify the Company and its directors, officers, stockholders, members, partners, employees and agents to the fullest extent permitted by law with respect to certain losses arising in connection with your participation in the Dividend, including any inaccuracy in the number of shares of Common Stock set forth in your Opt-In Agreement, as more fully described therein. Verification of the number of shares of Common Stock that you hold shall be in the sole discretion of the Information Agent based on the certifications and/or other records and information presented by the applicable Record Holder.

The Company urges you to read carefully the Opt-In Agreement prior to making any decision to accept the Dream Bowl Tokens.

Q:	If I hold my shares of Common Stock in “street name” through more than one brokerage firm, bank, dealer or other similar organization, can I deliver one Opt-In Agreement for all of my shares?
A:

If you hold your shares of Common Stock in “street name” through more than one brokerage firm, bank, dealer or other similar organization, then you will need to identify in the Opt-In Agreement the aggregate number of shares of Common Stock held at each separate brokerage firm, bank, dealer or other similar organization.

Q:

If I delivered opt-in agreements or other documentation to the Information Agent in connection with prior dividends or distributions declared by the Company, am I required to execute and deliver the Opt-In Agreement with respect to this Dividend?

A:	Yes.

Q:	If I hold my shares of Common Stock in “street name” and the Information Agent is unable to verify the number of shares that I hold, will I be able to receive my portion of the Dividend?
A:

If you hold your shares of Common Stock in “street name” with a brokerage firm, bank, dealer or other similar organization and the Information Agent is unable to verify the number of shares that you hold with such brokerage firm, bank, dealer or other similar organization, including if you fail to provide additional documentation to verify the number of shares of Common Stock that you hold in street name, then you will not receive your portion of the Dividend until such time as the number of shares that you hold with such brokerage firm, bank, dealer or other similar organization can be verified by the Information Agent.

Q:

The Opt-In Agreement requires that I provide personal information to the Company and the Information Agent. Will that personal information be shared with third parties by the Company or the Information Agent?

A:	Neither the Company nor the Information Agent will share Record Holder information with third parties.

Q:	What is the value of the Dream Bowl Tokens?
A:

The fair market value per Dream Bowl Token is $0.00000145, as of May 8, 2026, based on an independent valuation conducted by an independent third-party valuation firm at the request of the Company in connection with the Dividend, and such value assumes that the Dream Bowl Tokens are illiquid through June 10, 2026. See the Risk Factors that form a part of the Opt-In Agreement.

Q:	Will there be a trading market for the Dream Bowl Tokens?
A:

Yes, the Company intends to list the Dream Bowl Tokens on the Biconomy exchange, a global centralized cryptocurrency exchange (“Biconomy”), at biconomy.com, at a later date. The Company will notify holders of Dream Bowl Tokens via email when they can commence trading the Dream Bowl Tokens on Biconomy. Holders of Dream Bowl Tokens may also be able to export the Dream Bowl Tokens to other digital wallets.

Q:	Will there be fees associated with opening a digital wallet with Datavault?
A:	No, there will not be fees associated with opening a digital wallet with Datavault.

Q:	Will there be fees associated with transfers of Dream Bowl Tokens or trades made on Biconomy after the initial deposit of Dream Bowl Tokens into my digital wallet?
A:

The Company will notify holders of Dream Bowl Tokens when they can commence trading the Dream Bowl Tokens on Biconomy.

Trades of Dream Bowl Tokens made on Biconomy will incur ordinary course trading fees that are based on transaction value and embedded within the terms of the applicable smart contract. Dream Bowl Tokens that are exported to and traded on other trading platforms or digital exchanges may be subject to additional fees not imposed by Datavault.

Q:	What are the tax consequences to Record Holders of accepting the Dream Bowl Tokens?
A:

Record Common Holders and Record Preferred Holder

The distribution of Dream Bowl Tokens is an in-kind distribution that may be a dividend (to the extent of the Company’s current and accumulated earnings and profits (“E&P”)). With respect to Dream Bowl Tokens issued to a Record Common Holder or Record Preferred Holder, any amount in excess of E&P would reduce a Record Common Holder or Record Preferred Holder’s tax basis in its Common Stock or Series A Preferred Stock underlying the dividend and any amount in excess of that basis should constitute gain. The Company may elect to treat the entire amount as a dividend or may elect to report it in another manner as it decides is appropriate in consultation with the Company’s tax preparers. In executing and delivering to the Company the Opt-In Agreement, you agree (and will be required absent disclosure to the Internal Revenue Service (the “IRS”) and other tax authorities) to report such amounts in the same manner as the Company.

The Company intends to notify such record holders of the manner in which it will report such amounts to the IRS by push notifications to digital wallets.

Record Warrant Holders and the Record Note Holders

The tax treatment of the dividend with respect to the Record Warrant Holders and the Record Note Holders of the Dream Bowl Token is unclear. Such distribution could be treated as a dividend, or may be subject to another treatment. The Company will report such amounts in such manner as it decides is appropriate in consultation with the Company’s tax preparers. In executing and delivering to the Company the Opt-In Agreement, you agree (and will be required absent disclosure to the IRS and other tax authorities) to report such amounts in the same manner as the Company.

The Company intends to notify such record holders of the manner in which it will report such amounts to the IRS by push notifications to digital wallets.

Q:	Will I receive any warrants to purchase shares of common stock of Datavault with the Dividend of the Dream Bowl Tokens?
A:

No. There are no warrants to purchase shares of common stock of Datavault associated with the Dividend of the Dream Bowl Tokens by the Company and no warrants will be issued or delivered to you when you receive the Dream Bowl Token(s). For the avoidance of doubt, the Dream Bowl Tokens referred to herein are Dream Bowl Meme Coin I tokens that were distributed by Datavault to its stockholders, including the Company, on or after December 24, 2025 and such tokens do not have any associated rights for warrants to purchase shares of common stock of Datavault.

Q:	I share an address with another Company stockholder, and we received only one paper copy of the letter from the Company. How may I obtain an additional copy of the letter from the Company?
A:

The Company has adopted a procedure called “householding”. Under this procedure, the Company delivers a single copy of the letter from the Company to multiple stockholders and other equityholders who share the same address, unless it has received contrary instructions from one or more of such stockholders or other equityholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders and other equityholders who participate in householding will continue to be able to access and receive separate letters from the Company. Upon written or oral request, the Company (through the Information Agent) will deliver promptly a separate copy of the letter from the Company to any stockholder or other equityholder at a shared address to which the Company delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder or other equityholder is receiving multiple copies, to request that we only send a single copy of the letter from the Company, such stockholder or other equityholder may contact the Information Agent at:

Alliance Advisors

Telephone Number: 1-866-206-7441 (or 1-315-658-0069 for international holders)

Email Address: SCLX@allianceadvisors.com

We encourage stockholders to contact the Information Agent by telephone or e-mail instead of physical mail to help ensure timely receipt of any request a copy of the letter from the Company.

Q:	I share an address with another Company stockholder. Am I required to have my own digital wallet with Datavault?
A:	Yes, each Record Holder is required to have their own digital wallet with Datavault in order to receive the Dividend.

Q:	I am a non-U.S. Record Holder. Am I eligible to participate in the Dividend?
A:	Yes, non-U.S. Record Holders are eligible to participate in the Dividend on the same terms and conditions as U.S. Record Holders, including as set forth in the Opt-In Agreement and this FAQ.

Q:	Should I seek advice from legal and/or tax advisors before I elect to receive the Dividend?

A:

There may be legal and tax consequences from your election to participate in the Dividend, execution of the Opt-In Agreement and receipt of the Dividend.

The Company encourages all Record Holders to seek legal and tax advice from qualified legal counsel and a tax professional before deciding to elect to participate in the Dividend, execute the Opt-In Agreement and receive the Dividend.

Q:	Is there a deadline to execute and deliver the Opt-In Agreement?
A:

No. The Company encourages you to execute and deliver the Opt-In Agreement on or prior to the Payment Date. A Record Holder’s execution and delivery of the Opt-In Agreement after the Payment Date may result in delays in the payment of the Dividend to such Record Holder.